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                                                                  Exhibit 10.54

                             MASTER LOAN AGREEMENT


     THIS MASTER LOAN AGREEMENT (this "Agreement") is made and entered into as of the 1st day of January, 1996, by and between POLYPHASE CORPORATION, a Nevada Corporation ("Polyphase" or "Lender"), and PLY STADIUM PARTNERS, INC., a Nevada corporation ("Borrower").

                                   RECITALS

Borrower has arranged with Polyphase for secured loans as described in Paragraph 1 hereof ("Loans"). Polyphase is willing to make such Loans to Borrower, upon terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, Polyphase and Borrower hereby agree as follows:

1.   THE LOANS
     ---------

     1.1 Upon the terms and subject to the conditions hereinafter set forth, the Lender shall make loans to the Borrower at its discretion, in such principal amounts as the Lender shall deem necessary and appropriate to the Las Vegas Stadium Project, in Las Vegas, Nevada. The Loans shall be disbursed to the Borrower from and after the date hereof at such times and in such amounts as may be designated and approved. Provided, however, the Lender may terminate this commitment if the Lender is unable to make further advances or if the Lender believes further advances would be against its better business judgment. Included in such loans will be all sums accrued but unpaid pursuant to that certain Management Agreement by and between PLY and Polyphase of even date herewith.

     1.2 Up to Four Million Dollars ($4,000,000)of the amounts advanced pursuant to this Agreement will be evidenced by a Convertible Promissory Note bearing interest at a rate of twelve percent (12%) per annum. The note is Convertible into a fourteen percent (14%) interest in PLY Stadium Partners, Inc.

     1.3 Additional amounts advanced pursuant to this Agreement will also bear interest at a rate of twelve percent (12%) per annum and unless evidenced by separate promissory notes will be governed by the terms and provisions of this Agreement. All amounts advanced pursuant to this Agreement shall be due and payable on the one hundred twentieth (120th) day after closing of the Real Estate Land Purchase from one Union Pacific Railroad.

     1.4 Included in Paragraphs 1.2 or 1.3 are the amounts of $2,000,872 advanced to Paul Tanner and $1,514,500 advanced to The Pyrenees Group prior to the date of this Agreement.

     1.5 Paul Tanner and Pyrenees Group, Inc. will execute a Guarantee and Security Agreement of even date herewith.

2.   PROMISSORY NOTE AND SECURITY
     ----------------------------

     2.1   Creation of Security Interest.  Borrower hereby creates and grants to
           -----------------------------
           Lender and/or its assignees a security interest in the Collateral (as herein defined) to secure the payments of the indebtedness evidenced by, and the performance and discharge of each and every covenant, condition and agreement contained in this Agreement and each Note, and any and all modifications, extensions or renewals thereof.

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3.   REPRESENTATIONS AND WARRANTIES OF BORROWER
     ------------------------------------------

     Borrower hereby represents and warrants to Lender the following with respect to, and as of the date of, each Loan:

     3.1   Organization, Etc.  Borrower is a corporation duly organized, validly
           -----------------
           existing and in good standing under the laws of the State of Nevada and has the authority to borrow as provided herein and to execute, deliver and perform the terms and conditions of this Agreement and all other instruments, documents and agreements contemplated hereby.

     3.2   Authorization of Borrowing.  The Loans hereunder and the execution,
           --------------------------
           delivery and performance by Borrower of this Agreement and all other instruments, documents and agreements contemplated hereby, have been duly authorized by all necessary parties and the Board of Directors of Borrower, create legal, valid or binding obligations of Borrower and do not and will not: (I) violate any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its property is bound or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument; or (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature in favor of any person other than Lender upon any of the Collateral or other assets of Borrower.

     3.3   Taxes.  Borrower has filed or caused to be filed all federal, state
           -----
           and local tax returns which are required to be filed and has paid or caused to be paid prior to delivering such returns, all taxes as shown thereon or on any assessments received by them to the extent that such taxes have become due.

     3.4   Litigation.  There are no material actions, suits or proceedings
           ----------
           pending or to the knowledge of Borrower, threatened against or affecting Borrower, at law or in equity or before or buy any federal state, municipal or governmental department which involve any of the transactions herein contemplated or the possibility of any judgment or liability which may result in any material adverse change in the business, operations, prospects, properties or assets or in the condition, financial or otherwise, of Borrower.

     3.5   Regulation U.  No part of the proceeds of the Loans will be used to
           ------------
           purchase or carry margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

     3.6   Purpose of Borrowing.  All Loans by the Borrower from Lender shall
           --------------------
           be for the business purpose of Borrower and none of the Loans shall be for consumer use.

     3.7   Authorized to Do Business.  Borrower is, or shall be prior to the
           -------------------------
           funding of any Loan, authorized to do business in all states where it is necessary for it to be so authorized.

     3.8   Default.  Borrower is not in default in the payment of the principal
           -------
           of or interest on an indebtedness for borrowed money, nor is it in default under any instrument or agreement under and subject to which any indebtedness for borrowed money has been issued or obligation created and no event has occurred under the provisions of any such instrument or agreement which, with or without the lapse of time or the giving of notice or both, constitutes or would constitute an event of default thereunder.

4.   CONDITIONS OF LENDING
     ---------------------

     The obligation of Lender to lend hereunder is subject to the following conditions precedent:

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     4.1   Representations and Warranties.  On the date of each Loan, the
           ------------------------------
           representations and warranties set forth in Section 4 hereof shall be true and correct on and as of such date with the same effect as though such representations and warranties had been made on and as of such date.

     4.2   No Default.  At the time of each Loan, Borrower shall be in
           ----------
           compliance with all terms and provisions set forth herein and no Event of Default hereof nor any event which upon notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing at the time of the Loan

5.   BORROWER'S COVENANTS
     --------------------

     Borrower covenants and agrees that from the date hereof until termination of this Agreement and full payment of each Loan, unless Lender shall otherwise consent in writing, it will:

     5.1 Do or cause to be done all things necessary to preserve and keep in full force and effect Borrower's corporate existence and shall comply with all Loans applicable to it;

     5.2   Notify Lender prior to changing its corporate name or identity;

     5.3 Promptly upon request by Lender, execute and deliver any documents, deliver to Lender any instruments, give any notices, execute and file any financing statements or other documents, all in form satisfactory to Lender and take any other actions which are necessary or, in the judgment of Lender, desirable to perfect or continue the perfection for the purposes of this Agreement and will pay all costs incurred in connection therewith;

     5.4 Promptly notify Lender in writing of any event or change of law, regulation, business practice or business condition which may adversely affect the financial or business prospects of Borrower;

     5.5 Allow Lender and grant Lender the right at any time to make any payments and do any other acts Lender shall deem reasonably necessary to protect its interest, including without limitation, the right to pay, purchase contest or compromise any encumbrance, charge or lien which in the judgment of Lender appears to be prior to or superior and the right to pay all expenses incurred in connection therewith, including attorneys' fees. Borrower hereby agrees it shall be bound by any such payment made or act taken by Lender hereunder and shall reimburse Lender for all payments made and expenses incurred, which amounts shall be secured under this Agreement. Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts;

     5.6 Pay and discharge or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon any of the Collateral;

     5.7 Notify Lender in writing immediately upon the occurrence of any event which constitutes an Event of Default as set forth in Section 7.1 hereof or any event which would constitute such an Event of Default, upon the giving of notice or lapse of time or both;

     5.8 Not take any action or engage in any course of conduct or make any representation or permit or authorize any affiliate to so act, which would suggest or create the inference that the relationship between Borrower and Lender in connection with the Loans is other than that of debtor and creditor.

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

6.   DEFAULT

     6.1 Events of Default. The following events shall be events of default ("Event(s) of Default"):

     (a) Any representation or warranty made herein is proven to be false or misleading in any material respect if such representation or warranty continues to be false or misleading for a period of 20 days following the sending of written notice;

     (b) With respect to Sections 4.1, 4.3 and 4.4 hereof, any representations or warranty made therein becomes false or misleading in any material respect after the making of the last Loan if such representation or warranty continues to be false or misleading for a period of 20 days following the sending of written notice;

     (c) Any report, certificate, appraisal or other instrument furnished in connection with this Agreement or the borrowing hereunder is proven to be false or misleading in any material respect if such information continues to be false or misleading for a period of 20 days following sending a written notice;

     (d) Borrower defaults in the payment of any installment of principal or interest on a Loan as and when due and payable and such default continues for a period of 10 days; Borrower will not be sent any written notice that a payment has not been timely made;

     (e) Borrower defaults in the due observance or performance of any material covenant, condition or agreement on the part of Borrower to be observed or performed pursuant to the terms of this Agreement, including, but not limited to, Section 6.13 hereof, the Notes or other instrument, document or agreement delivered pursuant hereto and such default shall continue unremedied for 10 days;

     (f) A petition is filed against Borrower, under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law or a receiver, liquidator, assignee, custodian trustee or similar official is appointed ordering the winding up or liquidation of Borrower's affairs and such petition, decree or order or appointment is unstayed and in effect for a period of 15 consecutive days;

     (g) Borrower commences a voluntary action under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable or state bankruptcy, insolvency or similar law or consents to the appointment or taking possession by receiver, liquidator, assignee, trustee or custodian of Borrower, or makes an assignment for the benefit of creditors or fails generally to pay its respective debts as such debt become due (provided that any failure of Borrower to generally pay its debts unless there is an Event of Default under
           Section 7.1(d) hereof) or takes any action in regard to any of the foregoing.

     6.2   Rights in the Event of Default.  Upon the occurrence of any Event of
           ------------------------------
           Default, Lender may without notice to Borrower, in its discretion, declare the outstanding principal amount of each Loan and all accrued interest thereon, to be immediately due and payable in full and all other amounts due thereunder without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. Lender shall also have all such rights and remedies as may be available in accordance with the terms of each Loan and all applicable laws and regulations regarding such security. The occurrence of an Event of Default or the failure of any condition precedent in Section 5 hereof, Lender may at any time hereafter and while such failure of condition or Event of Default remains uncured, refuse to issue further disbursements under this Agreement until such failure of conditions or Event of Default are cured to the satisfaction of Lender.

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     6.3   No Election to Cure.  The exercise of any right or remedy of Lender
           -------------------
           shall not constitute a waiver of any other right or remedy or prejudice Lender in the exercise of any other right or remedy. The exercise of any right or remedy by Lender shall not constitute a cur of any Event of Default unless all sums then due and payable to Lender with respect to the Loans are repaid and Borrower has cured all other Event of Default.

     6.4   Repayment of Funds Advanced.  If Lender expends Lender's own funds in
           ---------------------------
           exercising any of the rights or remedies of Lender under any of the Loan Documents or Borrower shall become indebted to Lender under any provisions of any of the Loan Documents, the amount of such funds or indebtedness shall, be added to the outstanding principal balance of the applicable Notes from the date such funds were expended or such indebtedness was incurred. Until repaid, such amounts shall have the security afforded disbursements under the Notes.

     6.5   Rights Cumulative.  All rights and remedies of Lender provided in
           -----------------
           the Loan Documents, granted by law or otherwise, are cumulative and Lender may exercise any or all such rights and remedies at any time.

     6.6   No Waiver.  No waiver of any breach of, Event of Default under,
           ---------
           failure of or default of, any covenant or condition under the terms of the Loan Documents shall be implied from any failure of Lender to take or any delay by Lender in taking action with respect to any such breach, Event of Default, failure or default or from any previous waiver of a similar or unrelated breach, Event of Default, failure or default. A waiver of any term of any of the Loan Documents must be made in writing and shall be limited to the express written terms of such waiver


7.   MISCELLANEOUS

     7.1   Survival of Covenants, etc.  All covenants, agreements,
           ---------------------------
           representations and warranties made herein shall survive the making of the Loans and the execution and delivery to Lender of the Loan Documents and shall continue in full force and effect during the term of this Agreement and for so long as any sums remain unpaid under the terms of the notes.

     7.2   Successors and Assigns.  Whenever in this Agreement a party is
           ----------------------
           referred to, such reference shall be deemed to include the successors and assigns of such parties. All covenants], promises and agreements by or on behalf of Borrower which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of Borrower.

     7.3   Applicable Law; Jurisdiction.  This Agreement, the Notes and any
           ----------------------------
           other document, instrument or agreement contemplated hereunder shall be governed by and construed in accordance with the laws of the State of Nevada. Any controversy or claim arising out of or relating to this Agreement, the Notes and any other document, instrument or agreement contemplate hereunder or its interpretation, shall be settled by arbitration. If the parties are unable to agree on one arbitrator to hear and decide upon such claims, the claim or controversy shall be settled by the American Arbitration Association on the application of either party. The arbitration proceeding shall be conducted in accordance with the then prevailing rules of the American Arbitration Association or any successor thereto. The parties consent to entry of a judgment on any arbitration award which judgment may be entered in any court of competent jurisdiction. The arbitrator's award shall be final and binding upon each party. Unless otherwise determined by the arbitrators, the fees and expenses for such arbitration shall be shared by the parties. The arbitration proceeding shall take place in Las Vegas, Nevada. In connection with any arbitration proceeding, the provisions of the laws of Civil Procedure for the State of Nevada with respect to depositions and discovery (including any successor provisions thereto)are hereby incorporated by this reference and made a part of this Agreement.

     7.4   Modification of Agreement.  This Agreement, together with the Notes
           -------------------------
           and other agreements referred to herein, shall constitute the entire agreement between Lender and Borrower and no modification, amendment or waiver of any provision hereof and thereof shall in any event be effective unless the same shall be in writing signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the purpose of which given. No notice or demand on Borrower to any other or further notice or demand in the same, similar or other circumstances.

     7.5   Severability.  If any provision of the Loan Document shall for any
           ------------
           reason be determined by a court of competent jurisdiction and sustained on appeal, if any, to be unenforceable by Lender in any respect, such unenforceability shall not affect any other provisions thereof and the Loan Documents shall be construed as if such unenforceable provision had not been contained therein; provided, however, that if provision of the Loan Documents shall be unenforceable by reason of a final judgment of a court of competent jurisdiction based upon such court's ruling, and sustained on appeal, if any, that such provision is unenforceable because of the unenforceable degree of magnitude or the obligation imposed thereby, such unenforceable obligation shall be reduced in magnitude or degree by the minimum amount necessary in order to provide the maximum degree or magnitude of right which are enforceable by Lender, and the Loan Documents shall be automatically and retroactively amended accordingly to contain such maximum or magnitude of such obligations which is enforceable by Lender, rather than the more burdensome but unenforceable original obligation. As used herein, "unenforceable" is used in the broadest and most comprehensive sense and includes the concepts of void and voidable.

     7.6   Indemnity.  Borrower indemnifies Lender against and holds Lender
           ---------
           harmless form, any and all losses, damages (whether general, punitive or otherwise), liabilities, claims, causes of action (whether legal, equitable or administrative), judgments, court costs and legal or other expenses (including attorneys' fees) which Lender may suffer or incur as a direct or indirect consequence of: (i) Borrower's failure to perform any of Borrower's obligations as and when required by this Agreement or any of the Loan Documents, including, without limitation, any failure, at any time, of any representation or warranty of Borrower to be true and correct and any failure b Borrower to satisfy any condition; (ii) any claim or cause of action of any kind by any person or entity to the effect that Lender is in any way responsible or liable for any act or omission by Borrower, whether on account of any theory or derivative liability or otherwise; (iii) any act or omission by Borrower or other person or entity, except Lender, or (iv) any claim or cause of action of any kind by any person or entity which would have the effect of denying Lender the full benefit or protection of any provisions of this Agreement or the Loan Documents. Lender's rights of indemnity shall not be directly or indirectly limited, prejudiced, impaired or eliminated in any way by any finding or allegation that Lender's conduct is active, passive or subject to any other classification or that Lender is directly or indirectly responsible under any theory of any kind, character or nature for any act or omission by Borrower or any other person or entity, except Lender. Notwithstanding the foregoing, Borrower shall be obligated to indemnify Lender with respect to any intentional tort or act of gross negligence which Lender is personally determined by the judgment of a court of competent jurisdiction(sustained on appeal, if any) to have committed. Borrower shall pay any indebtedness arising under such indemnity to Lender immediately upon demand by Lender together with interest thereon from the date such indebtedness arises until paid at the greatest effective rate of interest specified in the Note and which is applicable on

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

           or after the maturity or acceleration of the Note and/or this Agreement. Borrower's duty to indemnify Lender shall survive the release and cancellation of the Note and/or this Agreement.

     7.7   Further Assurances.  Borrower shall, upon the request of Lender, at
           ------------------
           Borrower's reasonable expense, execute, acknowledge and deliver such further instruments (including, without limitation, a declaration of no offset) and perform such other acts as may be necessary, desirable or proper (as determined by Lender) to carry out the purposes of the Loan Documents or to perfect and preserve the lien or charge of the Loan Documents.

     7.8   Form of Document.  The form and substance of all documents,
           ----------------
           instruments, papers and forms of evidence to be delivered to Lender under the terms of any of the Loan Documents shall be subject to the approval of Lender under the terms of any of the Loan Documents, shall be amended, modified, superseded or terminated in any respect whatsoever without Lender's prior written approval.

     7.9   No Third Parties Benefited.  This Agreement is entered into for the
           --------------------------
           sole protection and benefit of Lender and Borrower and their permitted successors and assigns and no other person or persons shall have any right of action under this Agreement.

     7.10  Authority to File Notices.  Borrower irrevocably appoints, designates
           -------------------------
           and authorizes Lender in Lender's name and Borrower as Borrower's attorney-in-fact, which agency is coupled with an interest, to execute and/or record any notices, instruments or documents that Lender deems appropriate to protect the interest of Lender.

     7.11  Actions.  Lender shall have the right to commence, appear in or
           -------
           defend any action or proceeding purporting to affect the Collateral or the Loan Documents, or the rights, duties or liabilities of Borrower or Lender under any of the Loan Documents. In exercising such right Lender may incur and pay costs and expenses including, without limitation, attorneys' fees and court costs. Borrower agrees to pay to Lender upon demand all such expenses incurred or paid by Lender together with interest, at the rate of 10% per annum, from the date such expenses were incurred or paid by Lender. Until repaid, such amounts shall have the security afforded disbursements under the Note.

     7.12  Attorneys' Fees.  In the event of any controversy, claim or dispute
           ---------------
           arising from or relating to this Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover from the losing party all costs of enforcement or collection, including, without limitation, reasonable attorneys' fees incurred by the prevailing party in connection therewith, whether such enforcement and collection includes the filing of a lawsuit; provided, however, that if the losing party is entitled to and does appeal any judgment resulting from a lawsuit or other action filed with respect thereto, then the prevailing party shall be determined upon the issuance of a final, non-appealable order with respect to such lawsuit or other action.

     7.13  Time.  Time is of the essence of each term of the Loan Documents.
           ----

     7.14  Integration.  The Loan Documents and all exhibits and attachments
           -----------
           thereto constitute the entire Agreement between Lender and Borrower hereunder and represent a complete integration thereof. Lender an Borrower agree that all prior or contemporaneous oral agreements and all prior written agreements between and among themselves and their agents and representatives relative to the subject matter and terms of the Loans are merged in or superseded by the Loan Documents. No other agreement, statement or promise made by any party to any employee, officer or agent of any party that is not in writing and signed by all parties shall be binding.

     7.15  Term.  The term of this Agreement shall commence as of the date
           ----
           hereof and shall continue in full force and effect until payment in full of the principal and interest on each of the Notes or any renewals thereof.

     7.16  Notices.  All notices or communications hereunder shall be in writing
           -------
           and shall be sent to Polyphase Corporation at: 16885 Dallas Parkway, Dallas, Texas 75248, Attention: President; and to Borrower at: 2300
           W. Sahara, Suite #130, Box 17, Las Vegas, Nevada 89192, Attention:
           Vice President/ General Manager. All such notices and communications shall be given personally, by messenger or federal express, by facsimile or by U.S. first-class mail, return receipt requested, registered or certified, with postage prepaid. Notices shall be deemed given upon the earliest of receipt, confirmed facsimile, pick-up by messenger or federal express or three (3) days after deposit in the mail.



           POLYPHASE CORPORATION            PLY STADIUM PARTNERS, INC.




           -------------------------        --------------------------------
           Paul Tanner, President           Paul Tanner, President

                                       8